UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☐	Definitive Information Statement

Digital Development Partners, Inc.

(Name of Registrant as Specified In Its Charter)

Copies of communications to:

Eric Newlan, Vice President, Digital Development Partners, Inc.

2201 Long Prairie Road, Suite 107-762, Flower Mound, Texas 75022

Telephone: (940) 367-6154 – Facsimile: (877) 796-3934

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

DIGITAL DEVELOPMENT PARTNERS, INC.

17800 Castleton Street, Suite 300

City of Industry, California 91748

To:	The Holders of the Common Stock of Digital Development Partners, Inc.

Re:	Action by Written Consent in Lieu of a Special Meeting of Shareholders

This Information Statement is furnished by the Board of Directors of Digital Development Partners, Inc., a Nevada corporation (the “Company”), to holders of record of the Company's common stock, $0.001 par value per share, at the close of business on January 2, 2020. The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of January 2, 2020, in lieu of a special meeting of shareholders, to wit:

The approval of an amendment to the Company’s Articles of Incorporation to change its corporate name to “Black Bird Potentials Inc.” The action will become effective no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the corporate name change.

The foregoing action was approved on January 2, 2020, by the Company’s Board of Directors. In addition, on January 2, 2020, the holders of 66.78% of the Company’s outstanding voting securities (the “Consenting Shareholders”), as of the record date, approved the foregoing action. The number of shares voting for the corporate name change was sufficient for approval.

Section 78.320 of the Nevada Revised Statutes provides, in part, that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and, in order to effect the above action as early as possible in order to accomplish the purposes of the Company as herein described, the Board of Directors consented to the utilization of, and did in fact obtain, the written consent of the Consenting Shareholders who, collectively, own shares representing a majority of the Company’s voting stock.

The above action taken by the Company’s shareholders will become effective on or about March 10, 2020, and is more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above action cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the shareholders of the Company who have not previously consented to the corporate name change.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform the Company’s shareholders of the action described above before it takes place, in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about February 19, 2020.

By Order of the Board of Directors

/s/ Fabian G. Deneault
Fabian G. Deneault
Chairman

[ * ], 2020

Ronan, Montana

DIGITAL DEVELOPMENT PARTNERS, INC.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE COMPANY’S COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of Digital Development Partners, Inc., a Nevada corporation (the “Company”), by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent in lieu of a special meeting of the shareholders. The action was taken on January 2, 2020. Copies of this Information Statement are first being sent on or about February 19, 2020, to the holders of record on January 2, 2020, of the outstanding shares of the Company’s common stock.

General Information

Shareholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated January 2, 2020, in lieu of a meeting of the shareholders:

The approval of an amendment to the Company’s Articles of Incorporation to change its corporate name to “Black Bird Potentials Inc.” The action will become effective no sooner that the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the corporate name change.

The Company may ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Nevada Revised Statutes are afforded to the Company’s shareholders as a result of the approval of the action set forth above.

Vote Required

The vote, which was required to approve the above action, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Company common stock is entitled to one (1) vote for each share of common stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is January 2, 2020. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on January 2, 2020 (the “Record Date”). As of the Record Date, the Company had outstanding 150,000,000 shares of common stock. Holders of the Company’s common stock have no pre-emptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the Company’s common stock is TranShare, 2849 Executive Drive, Suite 200, Clearwater, Florida 33762; telephone: (303) 662-1112.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the action as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize and did, in fact, obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate ownership percentages of the voting stock of the Company are as follows: Fabian G. Deneault, President and a Director of the Company: 33.16%; William E. Sluss, Vice President–Finance, Chief Financial Officer and a Director of the Company: 0.76%; and Newlan & Newlan, Ltd., a law firm owned by Eric Newlan, Vice President, Secretary and Director of the Company, and L. A. Newlan, Jr., a Director of the Company: 32.88%.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) to the Company’s shareholders on the Record Date. The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about March 10, 2020.

The entire cost of furnishing this Information Statement will be borne by the Company.

PRINCIPAL SHAREHOLDERS

At January 2, 2020, the Record Date, the Company had 150,000,000 shares of common stock issued and outstanding. The following table sets forth information known to the Company as of the Record Date, relating to the beneficial ownership of shares of its voting securities by: each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock; each director; each named executive officer; and all named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of Digital Development Partners, Inc., 17800 Castleton Street, Suite 300, City of Industry, California 91748. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Beneficially Owned
Name and Address of Beneficial Owner	Shares		Percent (1)

Fabian G. Deneault 47123 Michel Road Ronan, Montana 59864	49,746,253		33.16%

Eric Newlan 2201 Long Prairie Road, Suite 107-762 Flower Mound, Texas 75022	24,658,703	(2)	16.44%

William E. Sluss	1,115,002		*

L. A. Newlan, Jr. 2201 Long Prairie Road, Suite 107-762 Flower Mound, Texas 75022	24,658,703	(2)(3)	16.44%

Jack Jie Qin	2,831,661	(4)	1.89%

Officers and directors, as a group (5 persons)	103,010,322	(5)	68.67%

5% Owners

Newlan & Newlan, Ltd.(6) 2201 Long Prairie Road, Suite 107-762 Flower Mound, Texas 75022	49,317,406		32.88%

EF2T, Inc.(7)	19,215,740		12.81%

*	Less than 1%.
(1)	Based on 150,000,000 shares issued and outstanding.
(2)	These shares are owned of record by Newlan & Newlan, Ltd., a law firm owned by Eric Newlan and L. A. Newlan, Jr.
(3)	These shares are owned of record by Newlan & Newlan, Ltd., a law firm owned by Eric Newlan and L. A. Newlan, Jr. However, 21,442,356 of these shares are beneficially owned by Cruciate Irrevocable Trust, of which trust L. A. Newlan, Jr. is a trustee.
(4)	These shares are owned of record by Astonia LLC. Jack Jie Qin, a Director of our company, is the sole manager of this entity.
(5)	Included in these shares are (a) 49,317,406 shares owned of record by Newlan & Newlan, Ltd. (See Notes 2 and 3) and(b) 2,831,661 shares owned of record by Astonia LLC (see Note 4).
(6)	This entity is a law firm owned by Eric Newlan and L. A. Newlan, Jr.
(7)	This entity is owned by Wen Qin, the sister of Jack Jie Qin, a Director of our company.

ACTION ONE — CHANGE OF CORPORATE NAME

The Company’s Board of Directors and holders of a majority of the voting power of the Company’s common stock have approved an amendment to the Company’s Articles of Incorporation to change its corporate name to “Black Bird Potentials Inc.” (the “Name Change Amendment”). The form of Certificate of Amendment to be filed with the Secretary of the State of Nevada is set forth as Appendix A to this Information Statement.

In connection with the Name Change Amendment, the Company’s Board of Directors believes that it is in the best interest of the shareholders to adopt the Name Change Amendment. Other than the corporate name change, the Name Change Amendment does not incorporate any other material changes.

Purpose of the Name Change

With the Company’s exiting “shell status” by its recent acquisition of Black Bird Potentials Inc., the Company believes changing its corporate name to a name that reflects such acquisition to be advisable. The company’s wholly-owned subsidiary, Black Bird Potentials Inc., is a Montana-licensed industrial hemp grower, is a manufacturer and distributor of CBD (Cannabidiol) products under the “Grizzly Creek Naturals” brand name and is pursuing EPA certification of its MiteXstream biopesticide. Under Nevada law, the name change requires an amendment to the Company’s Articles of Incorporation.

The Company’s new name will become effective upon the filing of the Name Change Amendment with the Nevada Secretary of State. The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent.

The Company’s common stock is currently quoted in the over-the-counter market and, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, the Company’s corporate name change will require approval by FINRA, in order for it to be recognized for trading purposes. The Company expects to receive FINRA’s approval for the corporate name change prior to the effective date of the corporate name change. The corporate name change will result in a change in the CUSIP number for the Company’s common stock; however, there will not occur a change in the trading symbol of the Company’ common stock. Definitive information with respect to the new CUSIP number will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the corporate name change.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of the corporate name change required a majority of the Company’s outstanding voting stock. As discussed above, holders of a majority of the Company’s common stock have consented to corporate name change.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of the Company’s shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Digital Development Partners, Inc., 17800 Castleton Street, Suite 300, City of Industry, California 91748.

The Company files annual, quarterly and special reports and other information with the SEC. Certain of the Company’s SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities: Public Reference Room Office, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

By Order of the Board of Directors

/s/ Fabian G. Deneault
Fabian G. Deneault
Chairman

[ * ], 2020

Ronan, Montana

Appendix A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Digital Development Partners, Inc.

Entity or Nevada Business Identification Number (NVID): NV20061811679

2. Restated or Amended and Restated Articles:

/ /     Certificate to Accompany Restated Articles or Amended and Restated Articles

/ /     Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: _______

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

/ /     Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed:

/ /     Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box)     / /     incorporators            / /     Board of Directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

/X/   Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 66.78%

/ /     Officer’s Statement (foreign qualified entities only) -

Name of home state, if using a modified name in Nevada: ___________________

Jurisdiction of formation: ___________________

Changes to takes the following effect:

/ / The entity name has been amended.	/ / Dissolution
/ / The purpose of the entity has been amended.	/ / Merger
/ / The authorized shares have been amended.	/ / Conversion
/ / Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

4. Effective Date and Time: (optional)	Date:	Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

/ /	The entity name has been amended.
/ /	The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
/ /	The purpose of the entity has been amended.
/ /	The authorized shares have been amended.
/ /	The directors, managers or general partners have been amended.
/ /	IRS tax language has been added.
/ /	Articles have been added.
/ /	Articles have been deleted.
/ /	Other.

The articles have been amended as follows: (provide article numbers, if available)

ARTICLE ONE. The name of the corporation is “Black Bird Potentials Inc.”

6. Signature:		Vice President
	Eric Newlan	Title